25 East Erie Street

Chicago, Illinois 60611

1-877-779-0079

Driehaus Multi-Asset Growth Economies Fund *DMAGX

(the “Fund”)

SUPPLEMENT DATED JANUARY 29, 2020

TO THE SUMMARY PROSPECTUS FOR THE FUND (“SUMMARY PROSPECTUS”), PROSPECTUS FOR THE FUND (“PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) TO THE FUND, EACH DATED APRIL 30, 2019 (together, the “Existing Disclosure”)

On November 14, 2019, the Board of Trustees of the Fund (“the Board”) approved a change to the name of the Fund from the “Driehaus Multi-Asset Growth Economies Fund” to the “Driehaus Emerging Markets Opportunities Fund,” effective as of January 29, 2020. Accordingly, the following modifications to the Existing Disclosure shall be effective January 29, 2020.

1.	All references to name of the Fund shall be replaced in the Existing Disclosure with “Driehaus Emerging Markets Opportunities Fund.”

2.	The following information replaces the existing description of the Principal Investment Strategy on page 2 and 3 of the Summary Prospectus and on pages 19 and 20 of the Prospectus:

Principal Investment Strategy

The Fund is actively managed by the Fund’s investment adviser (“Adviser”). Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities. Issuers of emerging markets securities may include: (i) issuers organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) issuers which, regardless of where organized or where securities traded, have significant economic exposure in or with emerging market countries. The Adviser will deem an issuer to have significant economic exposure to emerging markets if the issuer has at least 50 percent of its assets in emerging markets or derives or is expected to derive (in the opinion of the Adviser) at least 50 percent of its total revenue or profit from goods purchased or sold, services performed, or sales or investments made in emerging markets. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics.

The Fund opportunistically invests across multiple asset classes and various security types including equity securities, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded funds (”ETFs”), currencies, debt securities such as corporate and sovereign/government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes.

In managing the Fund, the Adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing based on the determination that a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities (“junk bonds”) which are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective.

In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency.

The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

3.	The following information replaces the Fund’s Investment Objectives and Principal Investment Strategies in the Fund’s Prospectus on page 32 and 33:

Investment Objectives and Principal Investment Strategies

The following supplements the information regarding each Fund’s investment objective and principal investment strategy set forth in the Fund summaries.

Driehaus Emerging Markets Opportunities Fund. The Driehaus Emerging Markets Opportunities Fund seeks to maximize total return. Total return is the sum of capital appreciation and income. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities. Issuers of emerging markets securities may include: (i) issuers organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) issuers which, regardless of where organized or where securities traded, have significant economic exposure in or with emerging market countries. The Adviser will deem an issuer to have significant economic exposure to emerging markets if the issuer has at least 50 percent of its assets in emerging markets or derives or is expected to derive (in the opinion of the Adviser) at least 50 percent of its total revenue or profit from goods purchased or sold, services performed, or sales or investments made in emerging markets. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The Fund opportunistically invests across multiple asset classes and various security types including equity securities, including common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded-funds (”ETFs”), currencies, debt securities such as corporate and sovereign/government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes. The Adviser believes the diversified multi-asset structure of the Fund, along with the ability to take long and short positions, enables the Fund to benefit from positive and negative developments across multiple markets.

In managing the Fund, the Adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing based on the determination that a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency. The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures.

The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

The Fund expects to frequently and actively trade its portfolio as part of its principal investment strategies. The Fund sells holdings for a variety of reasons, including when the Adviser believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

4.	The INVESTMENT RESTRICTIONS Section of the SAI shall be replaced with the following:

INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objectives and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund’s outstanding shares. Each Fund may not:

(1)    act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)    purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)    make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)    borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)    invest in a security if 25% or more of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry2, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

(6)    issue any senior security except to the extent permitted under the 1940 Act.

Each of the Driehaus Active Income Fund and Driehaus Multi-Asset Growth Economies Fund is diversified and will seek shareholder approval if it elects to become non-diversified in the future.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction number 2 above. The deposit or payment by a Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contract transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security for purposes of restriction number 6 above.

2 For purposes of this investment restriction, each Fund uses industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry. Also for purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)    invest in companies for the purpose of exercising control or management;

(2)    purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)    mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with other permitted investment techniques;

(4)    invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5)    under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities (Driehaus Emerging Markets Opportunities Fund only).

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of a Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline. With respect to the investment restriction related to borrowing, a Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.